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                                                                    EXHIBIT 10.3


                               SUPPORT AGREEMENT

          THIS SUPPORT AGREEMENT (this "Agreement") is made and entered into as of August 28, 2001, by and between AirGate PCS, Inc., a Delaware corporation ("Public"), and ___________________, the undersigned stockholder (the "Stockholder") of iPCS, Inc, a Delaware corporation (the "Company").

                                    RECITALS

          A. Concurrently with the execution of this Agreement Public and the Company have entered into an Agreement and Plan of Merger, dated as of August 28, 2001 (the "Merger Agreement"), which provides for the merger (the "Merger") of a wholly owned subsidiary of Public with and into the Company.

          B. Pursuant to the Merger, each share of common stock, par value $0.01 per share, of the Company (the "Company Common Stock") issued and outstanding immediately prior to the Effective Time (as defined in the Merger Agreement) (including all shares of Series A-1 Convertible Participating Preferred Stock, par value $.01 per share, of the Company and Series A-2 Convertible Participating Preferred Stock, par value $.01 per share, of the Company which shall have been converted into Company Common Stock immediately prior to the Effective Time in accordance with Section 5(b)(ii) of the respective Certificates of Designations with respect thereto) will, upon the terms and subject to the conditions and limitations set forth in the Merger Agreement, be converted into shares of common stock, par value $0.01 per share, of Public (the "Public Common Stock") on and subject to the terms and conditions set forth in the Merger Agreement.

          C. Stockholder is the record and beneficial owner (as defined in Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")) of the number of shares of Company Common Stock and other securities convertible into, or exercisable or exchangeable for, shares of Company Common Stock, as set forth on the signature page of this Agreement (collectively, the "Shares").

          D. In consideration of the execution of the Merger Agreement by Public, Stockholder desires to restrict the transfer or disposition of any of the Shares, or any other shares of capital stock of the Company acquired by Stockholder hereafter and prior to the Expiration Date (as defined herein), and desires to vote the Shares and any other such shares of capital stock of the Company so as to facilitate the consummation of the Merger.

          NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and intending to be legally bound hereby, the parties hereto hereby agree as follows:

          1.   Agreement to Retain Shares.
               --------------------------

               (a) The Stockholder irrevocably agrees, during the period beginning on the date hereof and ending on the earlier of (i) the Effective Time (as defined in the Merger Agreement) or (ii) the date of termination of the Merger Agreement in accordance with Article IX thereof (such earlier date, the "Expiration Date"), not to, directly or indirectly (including,
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without limitation, through the disposition or transfer of any equity interest in another person), transfer, assign, sell, grant any option with respect to, exchange, pledge or otherwise dispose of or encumber (collectively, "Transfer"), or enter into any agreement or understanding with respect to the foregoing, any Shares or any New Shares (as defined below), or to discuss, negotiate, or make any offer or agreement relating thereto, other than to or with Public, in each case without the prior written consent of Public or grant any proxies or enter into any voting trust or other agreement or arrangement with respect to the voting of any Shares or New Shares.

          (b) The Stockholder agrees that any shares of capital stock of the Company that the Stockholder purchases or with respect to which the Stockholder otherwise acquires beneficial ownership after the date of this Agreement and prior to the Expiration Date, including, without limitation, shares issued upon the conversion, exercise or exchange, as the case may be, of all securities held by the Stockholder which are convertible into, or exercisable or exchangeable for, shares of capital stock of the Company ("New Shares"), shall be subject to the terms and conditions of this Agreement to the same extent as if they constituted the Shares.

     2.   Agreement to Vote Shares.  Until the Expiration Date, at any meeting
          ------------------------
of stockholders of the Company called with respect to any of the following, and at every adjournment or postponement thereof, and on every action or approval by written consent of stockholders of the Company with respect to any of the following, the Stockholder shall vote or cause to be voted its Shares and any New Shares (to the extent any such New Shares may be voted):

          (a) in favor of the adoption of the Merger Agreement and each of the transactions contemplated thereby;

          (b) against (i) any proposal made in opposition to or in competition with the Merger and the Merger Agreement and the transactions contemplated by the Merger Agreement, or (ii) any merger, reorganization, consolidation, share exchange, business combination, sale of assets, recapitalization, liquidation, winding up, extraordinary dividend or distribution, significant share repurchase or other similar transaction with or involving the Company and any party other than Public.

          (c) against any action that is intended, or could reasonably be expected to, impede, frustrate, interfere with, impair, delay or prevent consummation of the transactions contemplated by the Merger or any of the other transactions contemplated by the Merger Agreement.

     The obligation of the Stockholder specified in this Section 2 shall apply regardless of whether the Company recommends to its stockholders the approval and adoption of the Merger Agreement and the Merger. Prior to the Expiration Date, the Stockholder shall not enter into any agreement or understanding with any Person to vote or give instructions in any manner inconsistent with this
Section 2. For purposes of this Agreement, the term "Person" shall mean a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, governmental entity or other or organization.

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     3.   Representations, Warranties and Covenants of Stockholder.  Stockholder
          --------------------------------------------------------
represents, warrants and covenants to Public as follows:

          (a) Stockholder is the sole beneficial and record owner, and has good and marketable title to, all the Shares, with sole and full power to vote or direct the voting of the Shares for and on behalf of all beneficial owners of the Shares with no limitations, qualifications or restrictions on such rights.

          (b) Except as set forth in the Stockholders Agreement, dated as of July 12, 2000, among the Company and certain of its stockholders, as of the date hereof the Shares are, and at all times up until the Expiration Date the Shares will be, free and clear of any rights of first refusal, co-sale rights, security interests, liens, pledges, claims, options, charges or other encumbrances (including any restriction on the right to vote or otherwise dispose of the Shares).

          (c) Other than as set forth on the signature page hereof, Stockholder does not beneficially own any (a) shares of capital stock or voting securities of the Company or Public, (b) securities of the Company or Public convertible into or exchangeable for shares of capital stock or voting securities of the Company or Public or (c) options or other rights to acquire from the Company or Public any capital stock, voting securities or securities convertible into or exchangeable for capital stock or voting securities of the Company or Public other than the Shares and any New Shares.

          (d) Stockholder has the legal capacity and full power and authority to make, enter into and carry out the terms of this Agreement and to perform its obligations hereunder. This Agreement has been duly and validly executed and delivered by Stockholder and constitutes a valid and binding agreement of Stockholder, enforceable against Stockholder in accordance with its terms.

          (e) None of the Shares is subject to any voting trust, proxy or other agreement, arrangement or restriction with respect to voting.

          (f) Stockholder agrees that it shall not enter into any voting arrangement, whether by proxy, power-of-attorney, voting agreement, voting trust or otherwise, directly or indirectly, with respect to the Shares, in each case, that is inconsistent with this Agreement.

          (g)  Stockholder shall not:

               (i) acquire, announce an intention to acquire, offer or propose to acquire, or agree to acquire, directly or indirectly, by purchase or otherwise, beneficial ownership of any Voting Securities (as defined below), or direct or indirect rights to options to acquire (through purchase, exchange, conversion or otherwise) any Voting Securities;

               (ii) form, join or in any way participate in a "group" (within the meaning of Section 13(d)(e) of the 1934 Act) with respect to any Voting Securities, other than a group which Stockholder is a member of as of the date hereof; or

               (iii) disclose any intention, plan or arrangement inconsistent with the foregoing.

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     "Voting Securities" means securities of Public, including shares of Public
Common Stock, with the power to vote with respect to the election of directors generally, including any securities that are convertible or exchangeable for Voting Securities, it being understood that the number of Voting Securities outstanding as of any time of determination shall be determined as though all such securities, whether or not in the money, had been converted or exchanged, in accordance with their terms, into or for Voting Securities immediately prior to the time of determination.

          (h) The execution and delivery of this Agreement by Stockholder do not, and the performance of this Agreement by Stockholder will not, (i) conflict with or violate any governing instrument of Stockholder if it is not a natural person, (ii) conflict with or violate any law applicable to Stockholder or by which Stockholder or any of Stockholder's assets is bound or affected, or (iii) result in any breach of or constitute a default (or an event that with notice or lapse of time or both would become a default) under, or give to others any rights of termination, acceleration, or cancellation of, or result in the creation of a lien or encumbrance on any assets of Stockholder, including, without limitation, the Shares, pursuant to, any notice, bond, mortgage, indenture, contract, agreement, lease, license, permit, franchise, or other instrument or obligation to which Stockholder is a party or by which Stockholder or any of Stockholder's assets is bound or affected.

          (i) Stockholder shall not request the Company to register the transfer (book-entry or otherwise) of any certificate or uncertificated interests representing any of the Shares, unless such transfer is made in compliance with this Agreement and acknowledges that Public and the Company may notify the Company's transfer agent of the terms hereof.

          (j) Stockholder understands and acknowledges that Public is entering into the Merger Agreement in reliance upon Stockholder's execution, delivery and performance of this Agreement.

          (k) No broker, investment banker, financial advisor or other person is entitled to any broker's, finder's financial adviser's or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of such Stockholder.

     4.   Additional Documents.  Upon request by the other party, Stockholder
          --------------------
and Public hereby covenant and agree to execute and deliver any additional documents reasonably necessary or desirable to carry out the purpose and intent of this Agreement.

     5.   Consents, Waivers and Approvals.  Stockholder hereby gives any
          -------------------------------
consents or waivers that are reasonably required for the consummation of the Merger or the transactions contemplated by the Merger Agreement under the terms of any agreement to which Stockholder is a party or pursuant to any rights Stockholder may have, including, without limitation, any rights to appraisal the Stockholder may have under the DGCL as a result of the Merger.

     6.   Termination.  This Agreement shall terminate and shall have no further
          -----------
force or effect as of the Expiration Date, provided, however, that
                                           --------  -------
notwithstanding the foregoing the

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provisions in Sections 6 and 7 hereof shall survive in full force and effect following the Expiration Date if the Merger is consummated.


     7.   Miscellaneous.
          -------------

          (a)  Severability. If any term, provision, covenant or restriction of
               ------------
this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable, then the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

          (b)  Binding Effect and Assignment.  This Agreement and all of the
               -----------------------------
provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, but, except as otherwise specifically provided herein, neither this Agreement nor any of the rights, interests or obligations of the parties hereto may be assigned by any of the parties without the prior written consent of the other parties.

          (c)  Amendments and Modification.  This Agreement may not be modified,
               ---------------------------
amended, altered or supplemented except by the execution and delivery of a written agreement executed by the parties hereto.

          (d)  Waiver.  No waiver by any party hereto of any condition or of any
               ------
breach of any provision of this Agreement shall be effective unless in writing. No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

          (e)  Specific Performance; Injunctive Relief. The Stockholder
               ---------------------------------------
acknowledges that Public will be irreparably harmed and that there will be no adequate remedy at law for a violation of any of the covenants or agreements of Stockholder set forth herein. Therefore, it is agreed that, in addition to any other remedies that may be available to Public upon any such violation, Public shall have the right to enforce such covenants and agreements by specific performance, injunctive relief or by any other means available to Public at law or in equity.

          (f)  Notices.  All notices and other communications hereunder shall be
               -------
in writing and shall be deemed given if delivered personally or by commercial messenger or courier service, or mailed by registered or certified mail (return receipt requested) or sent via facsimile (with acknowledgement of complete transmission) to the parties at the following addresses (or at such other address for a party as shall be specified by like notice); provided, however,
                                                           --------  -------
that notices sent by mail will not be deemed given until received:

     If to Public, to:

               AirGate PCS, Inc.
               Harris Tower
               233 Peachtree Street NE, Suite 1700
               Atlanta, Georgia 30303
               Attn: Barbara L. Blackford

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     With a copy to:

               Winston & Strawn
               35 W. Wacker Drive, Suite 4200
               Chicago, Illinois 60601
               Attn:  Robert F. Wall
                      R. Cabbell Morris, Jr.

     If to Stockholder:

               To the address for notice set forth on the signature page hereof.

     With a copy to:

               Mayer, Brown & Platt
               190 South LaSalle Street
               Chicago, Illinois  60603
               Attn:  Paul W. Theiss
                      Robert J. Wild

          (g) Governing Law.  This Agreement shall be governed by, construed and
              -------------
enforced in accordance with the laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each of the parties hereto hereby irrevocably and unconditionally consents to submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in Wilmington, Delaware (the "Delaware Courts") for any litigation arising out of or relating to this Agreement (and agrees not to commence any litigation relating thereto except in such Delaware Courts), consents to service of process by notice as provided in Section 9(c) of this Agreement, waives any objection to the laying of venue of any such litigation in the Delaware Courts and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in an inconvenient forum.

          (h)  Attorneys' Fees and Expenses.  If any action or other proceeding
               ----------------------------
relating to the enforcement of any provision of this Agreement is brought by either party, the prevailing party shall be entitled to recover reasonable attorneys' fees, costs and disbursements (in addition to any other relief to which the prevailing party any may be entitled).

          (i)  Entire Agreement. This Agreement contains the entire
               ----------------
understanding of the parties in respect of the subject matter hereof, and supersedes all prior negotiations and understandings between the parties with respect to such subject matter.

          (j)  Counterparts. This Agreement may be executed in several
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

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         (k)   Effect of Headings. The section headings herein are for
               ------------------
convenience only and shall not affect the construction or interpretation of this Agreement.

          (l)  Definitions. Capitalized terms not otherwise defined in this
               -----------
Agreement shall have the meaning ascribed to them in the Merger Agreement.

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     IN WITNESS WHEREOF, the undersigned have executed this Support Agreement on the date first above written.


                                   AIRGATE PCS, INC.

                                   By:------------------------------

                                   Name:
                                   Title:


                                   STOCKHOLDER:


                                   ---------------------------------
                                   Print Name: ---------------------


                                   Address:-------------------------
                                   ---------------------------------
                                   ---------------------------------

                                   Company Capital Stock:

                                   Common Stock:

                                   Series A-1 Preferred Stock:

                                   Series A-2 Preferred Stock:

                                   Options:

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